UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 16, 2018
Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.
Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way
Crestone, Colorado 81131
Address of Principal Executive Offices, Including Zip Code

(212) 758-6622
Registrant's Telephone Number, Including Area Code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 16, 2018, the Company revised its current powerpoint on the Investor Page of our website to include an updated slide titled "Status Pennsylvania SB 799" which reads as follows:

Status Pennsylvania SB 799

>	Competitive Procurement for verified nutrient reductions
>	Senate passed 47-2, January 31, 2018
>	In House Environmental Resources and Energy Committee
-	Informational hearing during summer recess – prelude to committee moving legislation in the fall. Back in session September 12.

>	102 co-sponsors (203 House members)
>	Administration has indicated that the bill as presently drafted (with a funding source independent of existing funding) would be acceptable.
>
Bion: The legislative process is very fluid, but we believe that SB799, which combines the interests of both the fiscal conservatives and Growing Greener, has broad support as indicated by the vote coming out of the Senate, as well as the number of House co-sponsors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: July 16, 2018	By: /s/ Mark A. Smith Mark A. Smith, President